Exhibit 10.6


                              AMENDMENT NO.  1
                                     TO
                            AMENDED AND RESTATED
                         2003 EQUITY INCENTIVE PLAN
                         FOR NON-EMPLOYEE DIRECTORS



The  Amended  and  Restated  2003  Equity  Incentive  Plan  for  Non-Employee
Directors, dated April 22, 2003 (the "2003 Equity Incentive Plan"), is amended as follows:

1.   Grant of Restricted Stock

The Board of Directors of the Company has determined to amend the Amended and Restated 2003 Equity Incentive Plan (i) to provide for annual grants of restricted stock having a value of $255,000 to the members of the Board of Directors at the time of their election or re-election to the Board, (ii) to provide for transition grants of $20,000 and $40,000 for directors who, as of April 2007, have one (1) or two (2) years until their election or re-election to the Board, respectively, and (iii) to provide for pro rata transition grants of restricted stock to newly appointed members of the Board of Directors, in each case effective for grants made in 2007 and thereafter.

In order to provide for granting of the restricted shares as described above,
Section 2(n) is amended to read as follows:

     (n)"Restricted Stock Award Amount" means: for calendar year 2007 and subsequent calendar years, (i) for each director receiving a Restricted Stock Award pursuant to Section 6(a)(i), an amount equal to $85,000 for each full year during the director's term (for a total of $255,000 for a three-year term), (ii) for each Class II and Class III director receiving a Restricted Stock Award pursuant to Section 6(a)(ii), an amount equal to $85,000 for each full year remaining until such director is next scheduled for election or re-election to the Board (for a total of $85,000 for Class II directors and $170,000 for Class III directors) and (iii) for each newly-appointed director receiving a Restricted Stock Award pursuant to Section 6(a)(iii), an amount equal to $85,000 for each full year remaining until such director is next scheduled for election, plus a pro rata portion of $85,000 for each partial year remaining until such director is next scheduled for election.

     For purposes of this definition, a period of greater than 11 but less than 12 months shall be considered a full year.

Additionally, Section 6(a) is amended and restated in its entirety so as to read as follows:

     (a)  Restricted Stock  Awards.    Subject  to Section 10 hereof, so long
          as there are sufficient shares of Stock available for issuance or transfer pursuant to Restricted Stock Awards under the Plan:

          (i) on the Restricted Stock Award Date in each year during the term of the Plan, commencing with the Restricted Stock Award Date in 2007, each Director who is elected or re-elected to the Board at the annual meeting of shareholders during such year shall automatically be granted an Award consisting of a number of shares of Restricted Stock determined based on the applicable Restricted Stock Award Amount;

          (ii) in addition to the grants described in subsection (i) above, on the Restricted Stock Award Date in 2007, each Class II Director and each Class III Director then serving on the Board shall automatically be granted an Award consisting of a number of shares of Restricted Stock determined based on the applicable Restricted Stock Award Amount; and

          (iii) at any time in 2007 and thereafter, upon a director's appointment to the Board, such director shall automatically be granted an Award consisting of a number of shares of Restricted Stock determined based on the applicable Restricted Stock Award Amount.

2.   No Effect on Validity of Prior Grants

Nothing in this Amendment shall impair or otherwise affect the validity of grants made under the terms of the 2003 Equity Incentive Plan as in effect prior to the adoption of this Amendment.

3.   Effective Date; No Further Amendment

This Amendment shall be effective as of December 4, 2006. Except as expressly amended hereby, the 2003 Equity Incentive Plan remains unchanged and in full force and effect.


                               CON-WAY INC.

                               By:  /s/ Jennifer W. Pileggi
                                    -------------------------
                               Name:  Jennifer W. Pileggi
                               Title: Senior Vice President General
                                       Counsel and Secretary